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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 31, 2002
                        (Date of earliest event reported)

                               Contour Energy Co.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             001-14286                                  76-0447267
       (Commission File Number)            (IRS Employer Identification Number)

                 1001 McKinney, Suite 900, Houston, Texas 77002
                         (Address of Principal Offices)

                                  713-652-5200
             (Registrant's Telephone Number, Including Area Code)


Item 5. Other Events.

     As of April 1, 2002, our estimated proved reserves totaled 160.1 Bcfe, utilizing a natural gas price of $3.00 per Mmbtu and an oil and condensate price of $22.00 per barrel in accordance with the indenture governing our 14% senior secured notes due 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTOUR ENERGY CO.


Dated:  June 3, 2002                     By: /s/ RICK G. LESTER
                                             ------------------
                                                RICK G. LESTER,
                                                Executive Vice President